UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2004

THE GILLETTE COMPANY

(Exact name of registrant as specified in its charter)
DELAWARE

(State or other jurisdiction of incorporation)

1-922

(Commission File Number)

04-1366970

(IRS Employer Identification No.)

PRUDENTIAL TOWER BUILDING, BOSTON, MA 02199

(Address of principal executive offices)               (Zip Code)

Registrant´s telephone number, including area code: (617) 421-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following privisions:

[ ] Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On October 28, 2004, The Gillette Company announced by press release its earnings for the third quarter and nine months ended September 30, 2004. A copy of the press release is attached hereto as Exhibit 99 and is incorporated by reference herein. The information disclosed under this Item 2.02, including Exhibit 99 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99 Press Release issued by The Gillette Company on October 28, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                THE GILLETTE COMPANY

                By: /s/ Joseph J. Schena
                     Joseph J. Schena
                     Vice President, Controller and Principal Accounting Officer

October 28, 2004

EXHIBIT INDEX
Exhibit Number                        Description
99                                      Press Release issued by The Gillette Company on October 28, 2004.